Annual Report

Value
Fund
December 31, 2002

T. Rowe Price(registered trademark) (registered trademark)


Report Highlights
--------------------------------------------------------------------------------

Value Fund

o Last year concluded a three-year string of annual losses, the first such period since the 1939-1941 bear market.

o The fund performed in line with the S&P 500 and the Lipper index of similar funds during the six-month period but did better over the year.

o Lockheed Martin and Cooper Industries were among the better performers for the year, while Delta Airlines and FleetBoston Financial disappointed.

o Monetary easing by the Federal Reserve and a stimulative fiscal policy should help the economy and the stock market grow moderately in 2003.


REPORTS ON THE WEB

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account at www.troweprice.com for more information.


Fellow Shareholders

We are certainly glad to close the books on 2002. Despite a fourth-quarter rally, the S&P 500 Stock Index declined 10.3% during the past six months, bringing the total loss for the year to 22.1%. This disappointing period concludes a three-year string of annual losses, the first such period since the 1939-1941 bear market.


Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 12/31/02                            6 Months            12 Months
--------------------------------------------------------------------------------

Value Fund                                         -10.67%              -16.58%

Value Fund-Advisor Class                            -10.70               -16.67

S&P 500 Stock Index                                 -10.30               -22.10

Lipper Multi-Cap Value
Funds Index                                         -10.13               -17.61
--------------------------------------------------------------------------------

We did not distinguish ourselves managing the fund in 2002, as shown in the Performance Comparison table. Our only solace is that we performed in line with the benchmarks shown in the table during the past six months and outperformed over the entire year. While our annual loss was less than those of the Standard & Poor's 500 Stock Index and the Lipper index of comparably managed funds, we lost more ground than we would have liked. Relative results were good, but it is always less than satisfying for us when our shareholders lose money.

     Unlike 2000 and 2001, when the fund was profitable, this year we were not able to keep our heads above water in the face of such a broad and sharp sell-off for stocks in general. Both value and growth stocks ended the year in negative territory, and small-, mid-, and large-cap shares posted losses. The past three years were the most damaging bear market since the 1930s, and we were generally protective of your investment as the fund endured only a 1.90% loss during this period, compared with a 37.61% decline in the S&P 500 and a -8.50% return for the Lipper benchmark.


Industry Diversification
--------------------------------------------------------------------------------

Periods Ended                                      6/30/02             12/31/02
--------------------------------------------------------------------------------

Consumer Discretionary                                  25%                  23%

Consumer Staples                                         5                    5

Energy                                                   7                    7

Financials                                              20                   20

Health Care                                              7                    8

Industrials and Business Services                       16                   16

Information Technology                                   5                    6

Materials                                                5                    6

Telecommunications Services                              3                    3

Utilities                                                3                    3

Reserves                                                 4                    3

Total                                                  100%                 100%
--------------------------------------------------------------------------------

PORTFOLIO REVIEW

     The lesson learned from 2002 is how disappointing some investments can be, even when you make them at what seem like attractive valuations at the time. Our holdings in defense (including Lockheed Martin), industrials (Cooper Industries), media (Washington Post), and consumer products sectors (Fortune Brands) were among the better performers for the year. On the negative side of the ledger, Delta, Corning, Goodyear Tire & Rubber, and FleetBoston Financial were among the most disappointing. The Major Portfolio Changes table following this letter highlights our purchase-and-sale activity over the last six months. Most of the purchases reflect investment opportunities created by severe price declines during the bear market. We made opportunistic purchases of Safeway, Pinnacle West Capital, Electronic Data Systems, and LM Ericsson at what we felt were attractive levels of valuation. Significant sales included companies such as Omnicom, Meredith, and TRW, which rose in value to a level where the potential for continued appreciation seemed diminished. LM Ericsson is one of the few companies that we both bought and sold in the same period, a timely investment that rallied sharply so quickly that we decided to sell it late in the year.

     We would like to share our views with you on corporate governance issues, insofar as they affect how we vote company proxies on your behalf. Every year we vote proxies for all portfolio companies at their annual meetings. While the vast majority of proxy votes are straightforward and non-controversial, some proposals require more analysis and thought on our part, and we feel strongly about several issues. First, boards of directors must demonstrate responsible stewardship for the companies they oversee. We are happy to support them if they demonstrate proper stewardship and will raise issues with them and withhold our support if they do not. Second, we believe executives should be rewarded for the results they produce and the value they create. We have no problem with generous executive compensation when it is earned and justified. However, we do take issue with compensation schemes that detract significantly from the value of the shareholders' investment, or when there is little or no linkage between results and compensation. Third, we oppose efforts to weaken shareholders' abilities to exercise their rights as owners of the company. These include a wide range of proposals, such as alleged shareholder rights plans, anti-takeover provisions, and other changes designed to limit shareholders' rights. The proxy season heats up each spring, and we can assure you that we will closely monitor issues that affect your portfolio and vote consistently with your interests.


OUTLOOK

     We believe the investment environment should show signs of improvement in 2003. We realize that we made similar comments in our semiannual report in June, but pinpointing the precise timing of a recovery is virtually impossible to do. The conditions are in place for an eventual economic upturn. In our view, the long series of rate cuts by the Federal Reserve, combined with a stimulative fiscal policy on the part of the Bush administration, should help the economy grow moderately in 2003. Last year's crisis in investor confidence is slowly fading and, while the precise outcome of the President's economic stimulus plan remains to be seen, any improvement in the tax treatment of dividends should benefit the type of companies in which we invest. Many investors moved out of stocks during the bear market and invested the proceeds in low-yielding cash alternatives, which could provide liquidity for a stock market advance through the rest of the year.

     As always, investors face considerable uncertainties, not the least of which are the threat of further terrorist acts and a possible war with Iraq. Historically, investor psychology moves along a continuum between fear on one end and greed on the other. The greed era of the late '90s is clearly over, and fear has taken hold. Stocks often perform well coming out of these periods, and we are hopeful that this will be the case as we progress through 2003. For our part, we will continue to do what we have always done, that is, to strive to make sound investment decisions in our ongoing effort to enhance shareholder value.

     As always, we appreciate your continued confidence and support. Respectfully submitted,



     Brian C. Rogers
     President of the fund and chairman of its Investment Advisory Committee January 17, 2003

     The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.


T. Rowe Price Value Fund
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS

                                                           Percent of
                                                           Net Assets
                                                             12/31/02
--------------------------------------------------------------------------------

Merck                                                             2.6%

Comcast                                                           2.0

Cooper Industries                                                 2.0

Exxon Mobil                                                       1.6

Burlington Resources                                              1.6
--------------------------------------------------------------------------------

Hewlett-Packard                                                   1.6

Morgan Stanley                                                    1.5

American Express                                                  1.5

Bank One                                                          1.4

Tyco International                                                1.4
--------------------------------------------------------------------------------

AOL Time Warner                                                   1.4

U.S. Bancorp 1.4

DuPont                                                            1.4

Honeywell International                                           1.4

Bowater                                                           1.4
--------------------------------------------------------------------------------

Schering-Plough                                                   1.4

Rockwell Collins                                                  1.4

Dow Jones                                                         1.4

Sprint                                                            1.3

Liberty Media                                                     1.3
--------------------------------------------------------------------------------

Amerada Hess                                                      1.3

Great Lakes Chemical                                              1.3

Washington Post                                                   1.2

Sony                                                              1.2

Campbell Soup                                                     1.2
--------------------------------------------------------------------------------

Total                                                            37.2%

--------------------------------------------------------------------------------

Note: Table excludes investments in the T. Rowe Price Reserve Investment Fund.
--------------------------------------------------------------------------------

T. Rowe Price Value Fund
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

MAJOR PORTFOLIO CHANGES

Listed in descending order of size

6 Months Ended 12/31/02

Ten Largest Purchases
--------------------------------------------------------------------------------

Morgan Stanley*

Safeway*

Alcoa*

Bowater

Pinnacle West Capital*

Reuters Group*

Electronic Data Systems*

LM Ericsson*

Wyeth*

CIGNA
--------------------------------------------------------------------------------

Ten Largest Sales
--------------------------------------------------------------------------------

Merrill Lynch**

LM Ericsson**

Omnicom**

Meredith**

TRW**

Rogers Communications**

Fannie Mae**

Aon**

Bristol-Myers Squibb

Masco**
--------------------------------------------------------------------------------

 * Position added
** Position eliminated
--------------------------------------------------------------------------------

T. Rowe Price Value Fund
--------------------------------------------------------------------------------

Performance Comparison
--------------------------------------------------------------------------------

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

     Value Fund
     ---------------------------------------------------------------------------
                                       Lipper
                     s&p 500        Multi Cap
                       Stock      Value Funds            Value
                       Index            Index             Fund         val-Area

9/30/94                   10              10               10               10

12/31/94               9.998            9.806            10.31            10.31

12/31/95              13.756           12.847           14.419           14.419

12/31/96              16.914           15.544           18.529           18.529

12/31/97              22.557           19.726           23.948           23.948

12/31/98              29.004           21.014            25.59            25.59

12/31/99              35.106           22.262           27.933           27.933

12/31/00              31.909           24.407           32.332           32.332

12/31/01              28.116           24.723            32.85            32.85

12/31/02              21.902           20.370           27.402           27.402
--------------------------------------------------------------------------------

Note: Performance for Advisor Class shares will vary due to the differing fee structure. See returns table below.
--------------------------------------------------------------------------------

Average Annual Compound Total Return
--------------------------------------------------------------------------------

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.


Periods Ended                                          Since   Inception
12/31/02          1 Year     3 Years     5 Years   Inception        Date
--------------------------------------------------------------------------------

Value Fund       -16.58%      -0.64%        2.73%      12.99%    9/30/94

Value Fund-Advisor
Class             -16.67        --          --         -0.99     3/31/00
--------------------------------------------------------------------------------

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Returns do not reflect taxes that the shareholder may pay on distributions or the redemption of shares.
--------------------------------------------------------------------------------

T. Rowe Price Value Fund
--------------------------------------------------------------------------------

Financial Highlights            For a share outstanding throughout each period
--------------------------------------------------------------------------------

Value shares

                    Year
                   Ended
                12/31/02    12/31/01    12/31/00    12/31/99    12/31/98
--------------------------------------------------------------------------------

NET ASSET VALUE

Beginning
of period      $   18.88   $   19.15   $   17.50   $   18.31   $   18.24

Investment activities

  Net investment
  income (loss)     0.18        0.17        0.24        0.22        0.19

  Net realized
  and unrealized
  gain (loss)      (3.31)       0.13**      2.48        1.38        1.04

  Total from
  investment
  activities       (3.13)       0.30        2.72        1.60        1.23

  Distributions
  Net investment
  income           (0.15)      (0.17)      (0.23)      (0.21)      (0.20)

  Net realized
  gain             (0.04)      (0.40)      (0.84)      (2.20)      (0.96)

  Total
  distributions    (0.19)      (0.57)      (1.07)      (2.41)      (1.16)

NET ASSET VALUE

End of period  $   15.56   $   18.88   $   19.15   $   17.50     $1 8.31
               -----------------------------------------------------------------

Ratios/Supplemental Data
Total return^     (16.58)%      1.60%      15.75%       9.16%      6 .85

Ratio of total
expenses to
average net
assets              0.95%       0.94%       0.91%       0.92%      0 .98

Ratio of net
investment
income (loss)
to average
net assets          1.01%       0.93%       1.38%       1.14%      1 .06

Portfolio
turnover rate       29.6%       42.2%       55.9%       67.8%       72.1%

Net assets,
end of period
(in millions)  $   1,140   $   1,322   $     989   $     851   $     775
--------------------------------------------------------------------------------

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

** The amount presented is calculated pursuant to a methodology prescribed by the Securities and Exchange Commission for a share outstanding throughout the period. This amount is inconsistent with the fund's aggregate gains and losses because of the timing of sales and redemptions of fund shares in relation to fluctuating market values for the investment portfolio.
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.
--------------------------------------------------------------------------------

T. Rowe Price Value Fund
--------------------------------------------------------------------------------

Financial Highlights            For a share outstanding throughout each period
--------------------------------------------------------------------------------

Value-Advisor Class shares

                                  Year             3/31/00
                                  Ended            Through
                                  12/31/02        12/31/01             12/31/00
--------------------------------------------------------------------------------

NET ASSET VALUE

  Beginning of period             $18.8$             19.14      $        17.57

Investment activities

  Net investment
  income (loss)                    0.10               0.10                0.17*

  Net realized
  and unrealized
  gain (loss)                     (3.24)              0.17**              2.45

  Total from
  investment
  activities                      (3.14)              0.27                2.62

Distributions
  Net investment
  income                          (0.15)             (0.17)              (0.21)

  Net realized
  gain                            (0.04)             (0.40)              (0.84)

  Total
  distributions                   (0.19)             (0.57)              (1.05)

NET ASSET VALUE
End of period                     $15.51   $         18.84      $        19.14
                                ------------------------------------------------

Ratios/Supplemental Data
Total return^                     (16.67)%            1.45%              15.11%*

Ratio of total expenses to

average net assets                1.08%               1.06%              1.10%*!

Ratio of net investment
income (loss) to average
net assets                        1.08%               0.78%              1.04%*!

Portfolio turnover rate           29.6%               42.2%               55.9%!

Net assets, end of period
(in thousands)               $      47,116  $         8,673      $           77
--------------------------------------------------------------------------------

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

* Excludes expenses in excess of a 1.10% contractual expense limitation in effect through 12/31/03.

** The amount presented is calculated pursuant to a methodology prescribed by the Securities and Exchange Commission for a share outstanding throughout the period. This amount is inconsistent with the fund's aggregate gains and losses because of the timing of sales and redemptions of fund shares in relation to fluctuating market values for the investment portfolio.

!    Annualized


The accompanying notes are an integral part of these financial statements.
--------------------------------------------------------------------------------

T. Rowe Price Value Fund
--------------------------------------------------------------------------------
                                                          December 31, 2002

Statement of Net Assets                                 Shares            Value
--------------------------------------------------------------------------------
                                                                In thousands

Common Stocks  96.8%

CONSUMER DISCRETIONARY  22.7%

Auto Components  0.4%

Goodyear Tire & Rubber                             750,000      $         5,108

                                                                          5,108

Automobiles                                                                 0.5%

Ford Motor                                         699,817                6,508

                                                                          6,508

Hotels, Restaurants & Leisure  2.8%

Hilton                                           1,000,000               12,710

McDonald's                                         650,000               10,452

Starwood Hotels & Resorts Worldwide, REIT          400,000                9,496

                                                                         32,658

Household Durables  2.2%

Fortune Brands                                     250,000               11,628

Sony ADR                                           350,000               14,458

                                                                         26,086

Leisure Equipment & Products  1.9%

Eastman Kodak                                      325,000               11,388

Hasbro                                             950,000               10,972

                                                                         22,360

Media  10.7%

AOL Time Warner *                                1,300,000               17,030

Comcast
Class A *                                          549,950               12,962

Class A Special *                                  500,000               11,295

Disney                                             829,400               13,528

Dow Jones                                          375,000               16,211

Liberty Media, Class A *                         1,750,000               15,645

Pearson (GBP)                                      750,000                6,935

Reuters Group (GBP)                              2,000,000                5,714

Viacom, Class B *                                  325,000               13,247

Washington Post, Class B                            20,000               14,760

                                                                        127,327

Multiline Retail  1.9%

May Department Stores                              450,000      $        10,341

Nordstrom                                          625,000               11,856

                                                                         22,197

Specialty Retail  2.3%

GAP                                                500,000                7,760

Radio Shack                                        550,000               10,307

Toys "R" Us *                                      900,000                9,000

                                                                         27,067

Total Consumer Discretionary                                            269,311


CONSUMER STAPLES  4.8%

Beverages                                                                   0.9%

Coca-Cola Enterprises                              500,000               10,860

                                                                         10,860

Food & Drug Retailing                                                       2.0%

CVS                                                500,000               12,485

Safeway *                                          500,000               11,680

                                                                         24,165


Food Products  1.2%

Campbell Soup                                      600,000               14,082

                                                                         14,082


Household Products  0.7%

Clorox                                             200,000                8,250

                                                                          8,250

Total Consumer Staples                                                   57,357


ENERGY  7.1%

Oil & Gas  7.1%

Amerada Hess                                       275,000               15,139

Burlington Resources                               450,000               19,192

ChevronTexaco                                      134,750                8,958

ConocoPhillips                                     198,772                9,619

Exxon Mobil                                        550,000               19,217

Unocal                                             400,000               12,232

Total Energy                                                             84,357


FINANCIALS  19.8%

Banks  6.9%

AmSouth                                            550,000      $        10,560

Bank of America                                    200,000               13,914

Bank One                                           469,000               17,142

FleetBoston Financial                              550,000               13,365

KeyCorp                                            200,000                5,028

Mellon Financial                                   200,000                5,222

U.S. Bancorp                                       800,000               16,976

                                                                         82,207


Diversified Financials  7.1%

American Express                                   500,000               17,675

Charles Schwab                                     250,000                2,713

Citigroup                                          225,000                7,918

Franklin Resources                                 400,000               13,632

J.P. Morgan Chase                                  450,000               10,800

Morgan Stanley                                     450,000               17,964

Principal Financial Group                          450,000               13,558

                                                                         84,260


Insurance  5.8%

Allstate                                           350,000               12,946

Berkshire Hathaway, Class A *                          175               12,731

Chubb                                              225,000               11,745

Hartford Financial Services Group                  250,000               11,358

Prudential                                         250,000                7,935

UnumProvident                                      700,000               12,278

                                                                         68,993

Total Financials                                                        235,460


HEALTH CARE  8.2%

Health Care Equipment & Supplies  1.0%

Becton, Dickinson                                  400,000               12,276

                                                                         12,276


Health Care Providers & Services  1.4%

CIGNA                                              300,000               12,336

IMS Health                                         300,000                4,800

                                                                         17,136


Pharmaceuticals  5.8%

Bristol-Myers Squibb                               600,000      $        13,890

Merck                                              550,000               31,136

Schering-Plough                                    750,000               16,650

Wyeth                                              175,000                6,545

                                                                         68,221

Total Health Care                                                        97,633


INDUSTRIALS & BUSINESS SERVICES  15.9%

Aerospace & Defense  4.9%

Honeywell International                            700,000               16,800

Lockheed Martin                                    125,000                7,219

Northrop Grumman                                    53,570                5,196

Raytheon                                           408,800               12,571

Rockwell Collins                                   704,700               16,391

                                                                         58,177


Air Freight & Logistics  0.6%

CNF                                                225,000                7,479

                                                                          7,479

Airlines                                                                    0.5%

Delta                                              500,000                6,050

                                                                          6,050


Commercial Services & Supplies  1.3%

R.R. Donnelley                                     300,000                6,531

Waste Management                                   400,000                9,168

                                                                         15,699


Electrical Equipment  2.7%

Cooper Industries                                  650,000               23,692

Rockwell Automation                                400,000                8,284

                                                                         31,976


Industrial Conglomerates  1.5%

Tyco International                               1,000,000               17,080

                                                                         17,080

Machinery                                                                   2.4%

Dover                                              300,000                8,748

Eaton                                              125,000                9,764

Pall                                               600,000               10,008

                                                                         28,520


Road & Rail  2.0%

Norfolk Southern                                   600,000      $        11,994

Union Pacific                                      200,000               11,974

                                                                         23,968

Total Industrials & Business Services                                   188,949


INFORMATION TECHNOLOGY  5.6%

Communications Equipment  1.2%

Lucent Technologies *                            2,700,000                3,402

Motorola                                         1,200,000               10,380

                                                                         13,782


Computer Peripherals  1.6%

Hewlett-Packard                                  1,075,250               18,666

                                                                         18,666

Electronic Equipment & Instruments                                          0.7%

Agilent Technologies *                             500,000                8,980

                                                                          8,980


IT Consulting & Services  0.8%

Electronic Data Systems                            500,000                9,215

                                                                          9,215


Semiconductor Equipment & Products  0.7%

Agere Systems
Class A *                                          794,448                1,144

Class B *                                          661,407                  926

Texas Instruments                                  400,000                6,004

                                                                          8,074

Software  0.6%

Microsoft *                                        150,000                7,755

                                                                          7,755

Total Information Technology                                             66,472


MATERIALS  6.3%

Chemicals  3.2%

DuPont                                             400,000               16,960

Great Lakes Chemical                               625,000               14,925

Hercules *                                         500,000                4,400

Monsanto                                           100,000                1,925

                                                                         38,210


Metals & Mining  0.8%

Alcoa                                              400,000      $         9,112

                                                                          9,112

Paper & Forest Products                                                     2.3%

Bowater                                            400,000               16,780

MeadWestvaco                                       400,000                9,884

                                                                         26,664

Total Materials                                                          73,986


TELECOMMUNICATION SERVICES  3.3%

Diversified Telecommunication Services                                      3.3%

AT&T                                               340,000                8,877


Qwest Communications International *             2,800,000               14,000

Sprint                                           1,100,000               15,928

WorldCom *                                       1,500,000                  207

Total Telecommunication Services                                         39,012


UTILITIES  3.1%

Electric Utilities  1.9%

Constellation Energy Group                         500,000               13,910

Pinnacle West Capital                              250,000                8,523

                                                                         22,433

Gas Utilities                                                               1.0%

NiSource                                           575,000               11,500

                                                                         11,500


Multi-Utilities & Unregulated Power  0.2%

El Paso Energy                                     375,000                2,610

                                                                          2,610

Total Utilities                                     36,543


Total Common Stocks (Cost $1,404,359)                                 1,149,080


Convertible Preferred Stocks  0.0%

Lucent Technologies, 144A                            1,300      $           651

Total Convertible
Preferred Stocks (Cost $1,300)                                              651


Short-Term Investments  2.9%

Money Market Funds  2.9%

T. Rowe Price Reserve
Investment Fund, 1.53% #                        34,653,550               34,654

Total Short-Term
Investments (Cost $34,654)                                               34,654


Total Investments in Securities

99.7% of Net Assets
(Cost $1,440,313)                                               $     1,184,385

Other Assets Less Liabilities                                             3,084


NET ASSETS                                                      $     1,187,469
                                                                ---------------

Net Assets Consist of:

Undistributed net
investment income (loss)                                        $         2,092

Undistributed net
realized gain (loss)                                                        656

Net unrealized
gain (loss)                                                            (255,928)

Paid-in-capital applicable
to 76,332,858 shares of
$0.0001 par value capital
stock outstanding;
1,000,000,000 shares
authorized                                                            1,440,649


NET ASSETS                                                      $     1,187,469
                                                                ---------------


NET ASSET VALUE PER SHARE

Value shares
($1,140,353,660 / 73,294,303
shares outstanding)                                             $         15.56
                                                                ---------------

Value-Advisor Class shares
($47,115,689 / 3,038,555
shares outstanding)                                             $         15.51
                                                                ---------------
--------------------------------------------------------------------------------

#    Seven-day yield
*    Non-income producing
144A Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers; the total of such securities at period-end amounts to $651 and represents 0.1% of net assets.
ADR  American Depository Receipts
GBP  British pound
REIT Real Estate Investment Trust


The accompanying notes are an integral part of these financial statements.
--------------------------------------------------------------------------------

T. Rowe Price Value Fund
--------------------------------------------------------------------------------

Statement of Operations
--------------------------------------------------------------------------------
In thousands

                                                                 Year
                                                                Ended
                                                             12/31/02
--------------------------------------------------------------------------------

Investment Income (Loss)
Income
  Dividend                                                 $   24,770

  Interest                                                      1,147

  Total income                                                 25,917

Expenses

  Investment management                                         8,899

  Shareholder servicing

     Value shares                                               3,174

     Value-Advisor Class shares                                    27

  Custody and accounting                                          147

  Prospectus and shareholder reports

     Value shares                                                 139

     Value-Advisor Class shares                                    10

  Registration                                                     80

  Distribution - Value-Advisor Class shares                        69

  Proxy and annual meeting                                         35

  Legal and audit                                                  20

  Directors                                                        12

  Miscellaneous                                                    10

  Total expenses                                               12,622

  Expenses paid indirectly                                       (112)

  Net expenses                                                 12,510

Net investment income (loss)                                   13,407

Realized and Unrealized Gain (Loss)

Net realized gain (loss)

  Securities                                                    5,599

  Foreign currency transactions                                   (13)

  Net realized gain (loss)                                      5,586

Change in net unrealized gain (loss)

  Securities                                                 (270,670)

  Other assets and liabilities
  denominated in foreign currencies                                (1)

  Change in net unrealized gain (loss)                       (270,671)

Net realized and unrealized gain (loss)                      (265,085)

INCREASE (DECREASE) IN NET

ASSETS FROM OPERATIONS                                     $ (251,678)
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.
--------------------------------------------------------------------------------

T. Rowe Price Value Fund
--------------------------------------------------------------------------------

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

                                                      Year
                                                     Ended
                                                  12/31/02             12/31/01
--------------------------------------------------------------------------------

Increase (Decrease) in Net Assets

Operations

  Net investment
  income (loss)                            $        13,407      $        11,405

  Net realized
  gain (loss)                                        5,586               26,603

  Change in net unrealized
  gain (loss)                                     (270,671)             (28,291)

  Increase (decrease) in net
  assets from operations                          (251,678)               9,717

Distributions to shareholders

  Net investment income

     Value shares                                  (10,866)             (11,387)

     Value-Advisor Class shares                       (449)                 (73)

  Net realized gain

     Value shares                                   (2,896)             (26,790)

     Value-Advisor Class shares                       (120)                (172)

  Decrease in net assets
  from distributions                               (14,331)             (38,422)

Capital share transactions *

  Shares sold

     Value shares                                  552,078              697,877

     Value-Advisor Class shares                     57,645               15,854

  Distributions reinvested

     Value shares                                   13,154               36,206

     Value-Advisor Class shares                        568                  245

  Shares redeemed

     Value shares                                 (484,036)            (373,621)

     Value-Advisor Class shares                    (16,285)              (6,927)

  Increase (decrease) in net assets from
  capital share transactions                       123,124              369,634

Net Assets

Increase (decrease) during period                 (142,885)             340,929

Beginning of period                              1,330,354              989,425

End of period                              $     1,187,469      $     1,330,354
                                           ---------------      ---------------


The accompanying notes are an integral part of these financial statements.
--------------------------------------------------------------------------------

T. Rowe Price Value Fund
--------------------------------------------------------------------------------

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

                                                      Year
                                                     Ended
                                                  12/31/02             12/31/01
--------------------------------------------------------------------------------

*Share information
  Shares sold
     Value shares                                   30,755               35,861

     Value-Advisor Class shares                      3,600                  797

  Distributions reinvested

     Value shares                                      840                1,941

     Value-Advisor Class shares                         37                   13

  Shares redeemed

     Value shares                                  (28,307)             (19,449)

     Value-Advisor Class shares                     (1,058)                (354)

  Increase (decrease) in
  shares outstanding                                 5,867               18,809
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.
--------------------------------------------------------------------------------

T. Rowe Price Value Fund
--------------------------------------------------------------------------------
                                                             December 31, 2002

Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price Value Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide long-term capital appreciation by investing in common stocks believed to be undervalued; income is a secondary objective. The fund has two classes of shares: Value Fund, offered since September 30, 1994, and Value Fund-Advisor Class (Advisor Class), which was first offered on March 31, 2000. Advisor Class shares are sold only through brokers and other financial intermediaries that are compensated by the class for distribution and certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to both classes, and, in all other respects, the same rights and obligations as the other class.

     The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

     Valuation Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price, or official closing price for certain markets, at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and ask prices for domestic securities and the last quoted sale price for international securities. Other equity securities are valued at a price within the limits of the latest bid and ask prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Currency Translation Assets and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and ask prices of such currencies against U.S. dollars quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     Class Accounting The Advisor Class pays distribution and administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class's average net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class. Income distributions are declared and paid by each class on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

     Expenses Paid Indirectly Certain security trades are directed to brokers who have agreed to rebate a portion of the related commission to the fund to pay fund expenses. Additionally, credits earned on temporarily uninvested cash balances at the custodian are used to reduce the fund's custody charges. Total expenses in the accompanying statement of operations are presented before reduction for rebates and credits, which totaled $108,000 and $4,000, respectively, for the year ended December 31, 2002.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date.


NOTE 2 - INVESTMENT TRANSACTIONS

     Purchases and sales of portfolio securities, other than short-term securities, aggregated $521,667,000 and $376,039,000, respectively, for the year ended December 31, 2002.


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Temporary differences are not adjusted.

     Distributions during the year ended December 31, 2002 were characterized as follows for tax purposes:
--------------------------------------------------------------------------------

     Ordinary income                                       $13,577,000

     Long-term capital gain                                   754,000

     Total distributions                                   $14,331,000
                                                           -----------
--------------------------------------------------------------------------------

At December 31, 2002, the tax-basis components of net assets were as follows:
--------------------------------------------------------------------------------

Unrealized appreciation                                    $68,035,000

Unrealized depreciation                                    (323,981,000)

Net unrealized appreciation
(depreciation)                                             (255,946,000)

Undistributed ordinary income                               2,766,000

Paid-in capital                                            1,440,649,000

Net assets                                                $1,187,469,000
                                                          --------------
--------------------------------------------------------------------------------

     For the year ended December 31, 2002, the fund recorded the following permanent reclassifications to reflect tax character. Reclassifications to paid-in capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. Results of operations and net assets were not affected by these reclassifications. Undistributed net realized gain $ (3,975,000) Paid-in-capital 3,975,000

     At December 31, 2002, the cost of investments for federal income tax purposes was $1,440,331,000.


NOTE 4 - RELATED PARTY TRANSACTIONS

     The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund's average daily net assets, and the fund's pro-rata share of a group fee. The group fee is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. The fund's portion of the group fee is determined by the ratio of its net assets to those of the group. At December 31, 2002, the effective annual group fee rate was 0.32%, and investment management fee payable totaled $686,000.

     The manager has agreed to bear any expenses through December 31, 2003, which would cause the Advisor Class's ratio of total expenses to average net assets to exceed 1.10%. Thereafter, through December 31, 2005, the Advisor Class is required to reimburse the manager for these expenses, provided that its average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing its ratio of total expenses to average net assets to exceed 1.10%.

     In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and maintains the financial records of the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund's transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the Value share class. Expenses incurred pursuant to these service agreements totaled $2,201,000 for the year ended December 31, 2002 of which $183,000 was payable at period-end.

     Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund's Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the year ended December 31, 2002, the Value class was charged $361,000 for shareholder servicing costs related to the college savings plans, of which $299,000 was for services provided by Price and $44,000 was payable at period-end. At December 31, 2002, approximately 7.0% of the outstanding shares of the Value class were held by college savings plans.

     The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Retirement Funds (Retirement Funds) may invest. The Retirement Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to special servicing agreements, expenses associated with the operation of the Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Retirement Funds. Expenses allocated under these agreements are reflected as shareholder servicing expense in the accompanying financial statements. For the year ended December 31, 2002, the Value class was allocated $40,000 of Retirement Funds' expenses, of which $7,000 related to services provided by Price and $7,000 was payable at period-end. At December 31, 2002, approximately 0.2% of the outstanding shares of the Value class were held by the Retirement Funds.

     The fund may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by Price Associates and/or its affiliates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended December 31, 2002, totaled $1,147,000 and are reflected as interest income in the accompanying Statement of Operations.


T. Rowe Price Value Fund
--------------------------------------------------------------------------------

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of T. Rowe Price Value Fund, Inc.

     In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Value Fund, Inc. (the "Fund") at December 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with custodians, provide a reasonable basis for our opinion.


     PricewaterhouseCoopers LLP
     Baltimore, Maryland
     January 21, 2003


T. Rowe Price Value Fund
--------------------------------------------------------------------------------

Tax Information (Unaudited) for the Tax Year Ended 12/31/02
--------------------------------------------------------------------------------

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund's distributions to shareholders included:

o    $3,863,000 from short-term capital gains,

o $3,128,000 from long-term capital gains, subject to the 20% rate gains category.

For corporate shareholders, $16,011,000 of the fund's distributed income and short-term capital gains qualified for the dividends-received deduction.
--------------------------------------------------------------------------------

T. Rowe Price Value Fund
--------------------------------------------------------------------------------

About the Fund's Directors and Officers

Your fund is governed by a Board of Directors that meets regularly to review investments, performance, expenses, and other business matters, and is responsible for protecting the interests of shareholders. The majority of the fund's directors are independent of T. Rowe Price Associates, Inc. ("T. Rowe Price"); "inside" directors are officers of T. Rowe Price. The Board of Directors elects the fund's officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202.

Independent Directors

Name
(Date of Birth)
Year Elected*

Principal Occupation(s) During Past 5 Years and
Directorships of Other Public Companies
--------------------------------------------------------------------------------

Anthony W. Deering
(1/28/45)
2001
Director, Chairman of the Board, President, and Chief Executive Officer, The Rouse Company, real estate developers
--------------------------------------------------------------------------------

Donald W. Dick, Jr.
(1/27/43)
1994
Principal, EuroCapital Advisors, LLC, an acquisition and management advisory firm
--------------------------------------------------------------------------------

David K. Fagin
(4/9/38)
1994
Director, Dayton Mining Corp. (6/98 to present), Golden Star Resources Ltd., and Canyon Resources Corp. (5/00 to present); Chairman and President, Nye Corp.
--------------------------------------------------------------------------------

F. Pierce Linaweaver
(8/22/34)
2001
President, F. Pierce Linaweaver & Associates, Inc., consulting environmental and civil engineers
--------------------------------------------------------------------------------

Hanne M. Merriman
(11/16/41)
1994
Retail Business Consultant; Director, Ann
Taylor Stores Corp., Ameren Corp., Finlay Enterprises, Inc., The Rouse Company, and US Airways Group, Inc.
--------------------------------------------------------------------------------

John G. Schreiber
(10/21/46)
2001
Owner/President, Centaur Capital Partners,
Inc., a real estate investment company; Senior Advisor and Partner, Blackstone Real Estate Advisors, L.P.; Director, AMLI Residential Properties Trust, Host Marriott Corp., and The Rouse Company
--------------------------------------------------------------------------------

Hubert D. Vos
(8/2/33)
1994
Owner/President, Stonington Capital Corp., a private investment company
--------------------------------------------------------------------------------

Paul M. Wythes
(6/23/33)
1994
Founding Partner, Sutter Hill Ventures, a venture capital limited partnership, providing equity capital to young high-technology companies throughout the United States; Director, Teltone Corp.
--------------------------------------------------------------------------------

*Each independent director oversees 105 T. Rowe Price portfolios and serves until the election of a successor.
--------------------------------------------------------------------------------

T. Rowe Price Value Fund
--------------------------------------------------------------------------------

Inside Directors
Name
(Date of Birth)
Year Elected*
[Number of T. Rowe Price Portfolios Overseen]

Principal Occupation(s) During Past 5 Years and Directorships of Other Public Companies
--------------------------------------------------------------------------------

James A.C. Kennedy
(8/15/53)
1997
[37]
Director and Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
--------------------------------------------------------------------------------

James S. Riepe
(6/25/43)
1994
[105]
Director and Vice President, T. Rowe Price; Vice Chairman of the Board, Director, and Vice President, T. Rowe Price Group, Inc.; Chairman of the Board and Director, T. Rowe Price Global Asset Management Limited, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and
T. Rowe Price Services, Inc.; Chairman of the Board, Director, President, and Trust Officer, T. Rowe Price Trust Company; Director, T. Rowe Price International, Inc., and T. Rowe Price Global Investment Services Limited; Chairman of the Board, Value Fund
--------------------------------------------------------------------------------

M. David Testa
(4/22/44) 1994
[105]
Chief Investment Officer, Director, and Vice President, T. Rowe Price; Vice Chairman of the Board, Chief Investment Officer, Director, and Vice President,
T. Rowe Price Group, Inc.; Director, T. Rowe Price Global Asset Management Limited, T. Rowe Price Global Investment Services Limited, and T. Rowe Price International, Inc.; Director and Vice President, T. Rowe Price Trust Company
--------------------------------------------------------------------------------

*Each inside director serves until the election of a successor.
--------------------------------------------------------------------------------

T. Rowe Price Value Fund
--------------------------------------------------------------------------------

Officers

Name (Date of Birth)
Title and Fund(s) Served

Principal Occupation(s)
--------------------------------------------------------------------------------

Stephen W. Boesel (12/28/44)
Vice President, Value Fund
Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company
--------------------------------------------------------------------------------

Andrew M. Brooks (2/16/56)
Vice President, Value Fund
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
--------------------------------------------------------------------------------

Joseph A. Carrier (12/30/60)
Treasurer, Value Fund
Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Investment Services, Inc.
--------------------------------------------------------------------------------

David R. Giroux (6/8/75)
Vice President, Value Fund
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
--------------------------------------------------------------------------------

Henry H. Hopkins (12/23/42)
Vice President, Value Fund
Director and Vice President, T. Rowe Price Group, Inc., T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company; Vice President, T. Rowe Price, T. Rowe Price International, Inc., and
T. Rowe Price Retirement Plan Services, Inc.
--------------------------------------------------------------------------------

Kara Cheseby Landers (10/9/63)
Vice President, Value Fund
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
--------------------------------------------------------------------------------

J. Jeffrey Lang (1/10/62) Vice President, Value Fund
Vice President, T. Rowe Price and T. Rowe Price Trust Company
--------------------------------------------------------------------------------

John D. Linehan (1/21/65)
Vice President, Value Fund
Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price International, Inc.
--------------------------------------------------------------------------------

Patricia B. Lippert (1/12/53)
Secretary, Value Fund
Assistant Vice President, T. Rowe Price and
T. Rowe Price Investment Services, Inc.
--------------------------------------------------------------------------------

David S. Middleton (1/18/56)
Controller, Value Fund
Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company
--------------------------------------------------------------------------------

Brian C. Rogers (6/27/55)
President, Value Fund
Director and Vice President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price and T. Rowe Price Trust Company
--------------------------------------------------------------------------------

David J. Wallack (7/2/60)
Vice President, Value Fund
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
--------------------------------------------------------------------------------

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.
--------------------------------------------------------------------------------

T. Rowe Price Investment Services and Information
--------------------------------------------------------------------------------

     Investment Services and Information

     KNOWLEDGEABLE SERVICE REPRESENTATIVES

          By Phone 1-800-225-5132. Available Monday through Friday from 7 a.m. until midnight ET and weekends from 8:30 a.m. until 5 p.m. ET.

          In Person. Available in T. Rowe Price Investor Centers. Please call a service representative at 1-800-225-5132 or visit the Web at www.troweprice.com/investorcenter to locate a center near you.


     ACCOUNT SERVICES

          Automated 24-Hour Services Including Tele*Access(registered trademark) and Account Access through the T. Rowe Price Web site on the Internet.
          Address: www.troweprice.com.

          Automatic Investing. From your bank account or paycheck.

          Automatic Withdrawal. Scheduled, automatic redemptions.

          IRA Rebalancing. Ensuring that your accounts reflect your desired asset allocation.


     BROKERAGE SERVICES *

          Individual Investments. Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.


     INVESTMENT INFORMATION

          Consolidated Statement. Overview of all of your accounts.

          Shareholder Reports. Manager reviews of their strategies and results.

          T. Rowe Price Report. Quarterly investment newsletter.

          Performance Update. Quarterly review of all T. Rowe Price fund results.

          Insights. Educational reports on investment strategies and markets.

          Investment Guides. Asset Mix Worksheet, Diversifying Overseas: A Guide to International Investing, Retirement Planning Kit, Retirement Readiness Guide, and Tax Considerations Guide.


     * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.


T. Rowe Price Web Services
--------------------------------------------------------------------------------

     www.troweprice.com

          ACCOUNT INFORMATION

          Account Access allows you to access, in a secure environment, all of your T. Rowe Price mutual fund, brokerage, variable annuity, and workplace retirement accounts with a single login.

          AccountMinder is a personal page, with one password, that gives you access to all your online financial information and other records from the secure T. Rowe Price Account Access site.


          FINANCIAL TOOLS AND CALCULATORS

          College Investment Calculator. This interactive tool allows you to estimate simultaneously the college costs for as many as five children.

          Morningstar(registered trademark) Portfolio Tracker(servicemark). See how your investments are performing at any time. After you enter ticker symbols for your stocks and mutual funds, Portfolio Tracker provides information on prices, market value, and any applicable Morningstar ratings.

          Investment Strategy Planner. This planning tool can help you develop and implement an asset allocation strategy that's appropriate for you.

          Retirement Income Calculator. This free calculator simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.


          INVESTMENT TRACKING AND INFORMATION

          My TRP e-Updates. This free e-mail service offers timely market reports, important information about investing, and the latest updates on the T. Rowe Price funds and services.

          Morningstar(registered trademark) Portfolio Watchlist(servicemark). Like the Portfolio Tracker, the Watchlist allows you to see how your investments are performing. After entering your ticker symbols, the Watchlist automatically provides you with prices, price changes in dollars and percentages, target highs and lows, and target volume.

          Morningstar(registered trademark) Portfolio X-Ray(servicemark). This comprehensive tool goes below the surface to give you an in-depth examination of all your investments. It analyzes your portfolio by asset allocation, stock sector, fees and expenses, stock statistics, world regions, and top holdings.


T. Rowe Price College Planning
--------------------------------------------------------------------------------

     College Planning


          With the costs of college steadily increasing, it's critical to plan early for this financial event. Our educational investment vehicles and information can help you lay the foundation for the future of your loved ones. For more information or to request a kit, call us at 1-800-638-5660, or visit our Web site at www.troweprice.com.

          T. Rowe Price College Savings Plan. This national "529" plan is sponsored by the Education Trust of Alaska and designed to help families prepare for college education costs. The Plan, which is open to any U.S. resident, allows participants to invest up to a maximum account balance of $250,000 for a person's education. With systematic investing, you can invest as little as $50 per month. In addition, assets grow tax-deferred and are free of federal income taxes when used for qualified educational expenses.

          We also offer two additional college savings plans, including the Maryland College Investment Plan and the University of Alaska College Savings Plan, both of which offer federal tax-deferred growth and benefits for state residents.

          Education Savings Accounts (formerly Education IRAs). This education investment account allows individuals to invest a total of $2,000 per year per beneficiary to pay for educational costs at eligible schools including elementary, secondary, and post-secondary institutions. Withdrawals from Education Savings Accounts are tax-free if the proceeds are used for qualifying educational expenses.

          College Investment Calculator. This Web-based application helps you to determine simultaneously the college costs for as many as five children. The calculator is also connected with a database that lets you select specific schools with actual costs of tuition and room and board.

          College Planning Basics. This Insights report offers a college cost worksheet and describes the options available to individuals planning for college.


T. Rowe Price Retirement Services
--------------------------------------------------------------------------------

     T. Rowe Price Planning Tools and Services

     T. Rowe Price offers unique retirement resources that can help you meet a broad variety of planning challenges. Our retirement tools are suitable for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We also provide recordkeeping, communications, and investment management services. For more information, call us at 1-800-IRA-5000, or visit our Web site at www.troweprice.com.


     PLANNING TOOLS AND SERVICES

     T. Rowe Price(registered trademark) Retirement Income Manager* helps retirees or those within two years of retirement determine how much income they can draw down in retirement. The program uses extensive statistical analysis and the input of a T. Rowe Price Advisory Counselor to suggest an income plan that best meets your objectives.

     Retirement Income Calculator. This free calculator, incorporating the analytic approach of the T. Rowe Price Retirement Income Manager program, simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.

     Rollover Investment Service* offers asset allocation and fund selection advice to those planning a 401(k) rollover from a previous employer after changing jobs or retiring.

     IRA Rebalancing Service. T. Rowe Price will rebalance your IRA at the end of every quarter by exchanging shares between mutual fund accounts. This ensures that your accounts retain your desired asset allocation.

     Quality Information. Thousands of investors have made their personal choices with the help of our Retirement Readiness Guide, Retirement Planning Kit, IRA Insights, and Retirement Planning Worksheet.


     INVESTMENT VEHICLES

     Individual Retirement Accounts (IRAs)
     No-Load Variable Annuities
     Small Business Retirement Plans


T. Rowe Price Retirement Services
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*    Services of T. Rowe Price Advisory Services, Inc., a federally registered investment adviser. There are costs associated with these services.


T. Rowe Price Mutual Funds
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STOCK FUNDS

Domestic

Blue Chip Growth*
Capital Appreciation
Capital Opportunity
Developing Technologies
Diversified Small-Cap Growth
Dividend Growth
Equity Income*
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock*
Health Sciences
Media & Telecommunications
Mid-Cap Growth*
Mid-Cap Value*
New America Growth
New Era
New Horizons
Real Estate
Science & Technology*
Small-Cap Stock*
Small-Cap Value*!
Spectrum Growth
Tax-Efficient Growth
Tax-Efficient Multi-Cap Growth
Total Equity Market Index
Value*

BLENDED ASSET FUNDS

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Retirement 2010
Retirement 2020
Retirement 2030
Retirement 2040
Retirement Income
Tax-Efficient Balanced

BOND FUNDS

Domestic Taxable

Corporate Income
GNMA
High Yield*
Inflation Protected Bond
New Income*
Short-Term Bond
Spectrum Income
Summit GNMA
U.S. Bond Index
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free
California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income*
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Tax-Free Bond

MONEY MARKET FUNDS!!

Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money
Tax-Free
California Tax-Free Money
Maryland Tax-Free Money
New York Tax-Free Money
Summit Municipal Money Market
Tax-Exempt Money

INTERNATIONAL/GLOBAL FUNDS

Stock

Emerging Europe & Mediterranean
Emerging Markets Stock
European Stock
Global Stock
Global Technology
International Discovery!
International Equity Index
International Growth & Income*
International Stock*
Japan
Latin America
New Asia
Spectrum International

Bond

Emerging Markets Bond
International Bond*

For more information about T. Rowe Price funds or services, please contact us directly at 1-800-225-5132.


* T. Rowe Price Advisor Class available for these funds. The T. Rowe Price Advisor Class is offered only through financial intermediaries. For more information about T. Rowe Price Advisor Class funds, contact your financial professional or T. Rowe Price at 1-877-804-2315.

!    Closed to new investors.

!! Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

     Please call for a prospectus, which contains complete information, including risks, fees, and expenses. Read it carefully before investing.


(T. Rowe Price, Invest With Confidence) (registered trademark)

T. Rowe Price Investment Services, Inc. 100 East Pratt Street
Baltimore, MD 21202

29092    F07-050  12/31/02